UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On October 15, 2013, ManpowerGroup Inc. (the “Company”) amended and restated its Five Year Credit Agreement (the “Amended and Restated Agreement”) with a syndicate of lenders and Citibank, N.A., as Administrative Agent for the lenders.

The Amended and Restated Agreement amends the Company’s Five Year Credit Agreement dated October 5, 2011 to, among other things:

●	Decrease the revolving commitments from $800.0 million to $600.0 million,

●
Permit an increase in the aggregate revolving commitments during the term of the Amended and Restated Agreement from $600.0 million up to $800.0 million upon the Company’s request and the satisfaction of various conditions,

●	Revise the termination date of the facility from October 5, 2016 to October 15, 2018,

●
Permit the termination date of the facility to be extended by an additional year twice during the term of the Amended and Restated Agreement upon the Company’s request and the satisfaction of various conditions, and

●
Reduce the applicable margin and the applicable percentage at certain debt ratings, however there were no changes to the applicable margin or the applicable percentage at the Company’s debt ratings as of the date of this report.

The remaining material terms and conditions of the Amended and Restated Agreement are substantially similar to the material terms and conditions of the Company’s Five Year Credit Agreement dated October 5, 2011.

Item 2.02   Results of Operations and Financial Condition

The information in this Item 2.02, including exhibit 99.1 attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 2.02, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

On October 21, 2013, we issued a press release announcing our results of operations for the three- and nine-month periods ended September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 21, 2013
99.2	Presentation materials for October 21, 2013 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: October 21, 2013	By:	/s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 21, 2013
99.2	Presentation materials for October 21, 2013 conference call